UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2004

Lone Star Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15660 North Dallas Parkway Suite 500 Dallas, Texas 75248
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 770-6401

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On September 21, 2004, the Board of Directors of Lone Star Technologies, Inc. (the “Company”) adopted an amendment to the Lone Star Technologies, Inc. Amended and Restated Deferred Compensation Plan (the “Plan”).  That amendment increases the maximum percentage of annual cash compensation that can be deferred by a participant from 25% to 50%.  The changes made to the Plan by that amendment will initially apply to deferral elections made during the Election Period (as defined in the Plan) commencing December 15, 2004.  The Plan, as amended and restated, is attached as Exhibit 10.36 hereto and incorporated by reference.

Item 9.01.  Financial Statements and Exhibits

Exhibit Number	Exhibit Title

10.36	Lone Star Technologies, Inc. Second Amended and Restated Deferred Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

By:	/s/ Robert F. Spears
Robert F. Spears,
Vice President, General Counsel and
Secretary

Date:       December 16, 2004